LEGG MASON PARTNERS VARIABLE EQUITY TRUST

Legg Mason Partners Variable Capital and Income Portfolio

(the “Portfolio”)

SUPPLEMENT DATED MAY 17, 2007

TO THE PROSPECTUS DATED APRIL 30, 2007 OF

THE PORTFOLIO INDICATED BELOW

The following information supplements the Prospectus for the portfolio listed below and supersedes any prior information:

Effective May 17, 2007, the below listed portfolio will be managed by a team of portfolio managers, sector specialists and other investment professionals led by the individuals listed below. The team is responsible for overseeing the fixed income day-to-day operation of the Portfolio. Portfolio manager biographical information follows.

Legg Mason Partners Variable Capital and Income Portfolio	S. Kenneth Leech / Stephen A. Walsh / Jeffrey D. Van Schaick / Keith J. Gardner/ Detlev S. Schlichter

Please note that Robert Gendelman continues to manage the equity portion of the portfolio.

PORTFOLIO MANAGER BIOGRAPHICAL INFORMATION

S. Kenneth Leech

Mr. Leech is a portfolio manager with Western Asset Management Company (“Western Asset”) and has been employed as portfolio manager for Western Asset for at least the past five years.

Stephen A. Walsh

Mr. Walsh is a portfolio manager with Western Asset and has been employed as portfolio manager for Western Asset for at least the past five years.

Keith J. Gardner

Mr. Gardner is a portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst for Western Asset for at least the past five years.

Jeffrey D. Van Schaick

Mr. Van Schaick is a portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst for Western Asset for at least the past five years.

Detlev S. Schlichter

Mr. Schlichter is a portfolio manager with Western Asset Company Limited (“WAM, Ltd”) and has been employed as a portfolio manager with WAM, Ltd for at least the past five years.

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